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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                _______________


                                  FORM 8-K/A
                               (AMENDMENT NO. 1)

                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported) - October 31, 2000


                                _______________


                             TRIAD HOSPITALS, INC.
                         TRIAD HOSPITALS HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)


            DELAWARE                           000-29816                75-2816101
(State or other jurisdiction of                333-84743                51-0389776
         Incorporation)                 (Commission File Number)       (IRS Employer
                                                                    Identification No.)

                13455 Noel Road, Suite 2000                               75240
                       Dallas, Texas                                   (Zip Code)
           (Address of principal executive offices)


                                 (972) 789-2700
              (Registrant's telephone number, including area code)


                                _______________


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     The undersigned registrant hereby amends the following Item 5. Other
Events, and Item 7. Exhibits, of its Form 8-K filed on October 31, 2000, to include the following:

Item 5.  Other Events.

     On October 31, 2000, Triad Hospitals, Inc. (the "Company" or "Triad") issued a press release reporting its third quarter earnings. Included herewith as Exhibit 99.1 is Triad's press release related to this announcement and such information is incorporated herein by reference. In addition, in connection with such announcement, the chief financial officer of Triad stated on October 31, 2000 that the Company was comfortable with consensus earnings estimates for the fourth quarter of the 2000 fiscal year.

     The press release and statement of the chief financial officer contain forward-looking statements based on current management expectations. Numerous factors, including those related to market conditions and those detailed from time-to-time in the Company's filings with the Securities and Exchange Commission, may cause results to differ materially from those anticipated in the forward-looking statements. Many of the factors that will determine the Company's future results are beyond the ability of the Company to control or predict. These statements are subject to risks and uncertainties and, therefore, actual results may differ materially.

     Readers should not place undue reliance on forward-looking statements, which reflect management's views only as of the date hereof. The Company undertakes no obligation to revise or update any forward-looking statements, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

Item 7.  Exhibits.

     99.1  Press Release of Triad Hospitals, Inc. dated October 31, 2000.

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, Triad Hospitals, Inc. and Triad Hospitals Holdings, Inc. have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                              TRIAD HOSPITALS, INC.



                              By:    /s/  Donald P. Fay
                                 -----------------------
                                 Donald P. Fay
                                 Executive Vice President,
                                    Secretary and General Counsel


Date: November 1, 2000

                              TRIAD HOSPITALS HOLDINGS, INC.



                              By:    /s/  Donald P. Fay
                                 -----------------------
                                 Donald P. Fay
                                 Executive Vice President,
                                    Secretary and General Counsel


Date: November 1, 2000

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                                 EXHIBIT INDEX

Exhibit No.      Description
-----------      -----------

99.1             Press Release of Triad Hospitals, Inc. dated October 31, 2000.

                                       4